SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934



                        Date of Report: October 30, 2001
                        (Date of earliest event reported)




                  APPLIANCE RECYCLING CENTERS OF AMERICA, INC.
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             (Exact name of registrant as specified in its charter)



         MINNESOTA                    000-19621                41-1454591
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(State or other jurisdiction of      Commission            (I.R.S. Employer
incorporation or organization)        File No.           Identification No.)


         7400 EXCELSIOR BOULEVARD
         MINNEAPOLIS, MN                                       55426-4517
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(Address of principal executive offices)



                                 (952) 930-9000
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              (Registrant's telephone number, including area code)

Item 5.        Other Events.
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         On October 29, 2001, Appliance Recycling Centers of America, Inc.
issued a press release announcing its third quarter 2001 results. The Company reported record revenues of $13,645,000 and net income of $1,577,000 or $.50 per diluted share for its third quarter of 2001. A copy of the press release is attached as an exhibit to this filing on Form 8-K.

Item 7 (c).    Exhibits.
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99             Press Release dated October 29, 2001 announcing the Company's third quarter 2001 results.

Date: October 30, 2001                  /s/Linda Koenig
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                                        Linda Koenig, Controller